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EXHIBIT 99.5


                   MICROISLET APPOINTS DR. JAMES R. GAVIN III
                            INTERIM PRESIDENT AND CEO
         INTERNATIONALLY RECOGNIZED DIABETES EXPERT IS FORMER PRESIDENT
                      OF THE AMERICAN DIABETES ASSOCIATION
                  ANNOUNCES OTHER BOARD AND MANAGEMENT CHANGES

SAN DIEGO, CA, JANUARY 19, 2006 - MicroIslet, Inc. (Amex:MII) today announced that it has appointed James R. Gavin III, M.D., Ph.D., as its interim President and CEO, effective January 20, 2006. Dr. Gavin has been a member of MicroIslet's Board of Directors since March 2001. Haro Hartounian, Ph.D. has announced his intention to resign as an officer and as a member of the Board of Directors, effective February 17, 2006.

"We wish to thank Dr. Hartounian for his fine service in leading MicroIslet, and for his efforts in assembling an outstanding scientific team. During his six-year tenure, MicroIslet has accomplished important work in establishing proof of concept for islet transplantation as an alternative to the requirement for repeated injections of insulin, for many patients often a barrier to more effective management of blood sugar. The Company is entering the next stage of its development as a pioneer in the quest to bring the world even more effective treatments for diabetes, one of the world's most widespread and devastating diseases. As we seek innovative ways to bring technological solutions to the war against the diabetes epidemic, it is an honor to be chosen as MicroIslet's interim President and CEO," commented Dr. Gavin.

Dr. Gavin currently serves as Clinical Professor of Medicine at Emory University School of Medicine, Atlanta, GA and as Executive Vice President for Clinical Affairs for Healing our Village, LLC, which was established in 2004 as a multifaceted health education/media organization devoted to improving the management of chronic diseases, especially in underserved groups. He also serves as National Director of the Harold Amos Medical Faculty Development Program.

He previously held numerous prestigious research and academic positions including Senior Scientific Officer at the Howard Hughes Medical Institute
(HHMI) and Director of the HHMI-National Institutes of Health Research Scholars Program. Dr. Gavin also served as the William K. Warren Professor for Diabetes Studies and Acting Chief, Section of Endocrinology, Metabolism and Hypertension at the University of Oklahoma Health Sciences Center.

In addition, Dr. Gavin has served as president of the American Diabetes Association and as a member of several editorial boards, including The American Journal of Physiology. He is immediate past chair of the National Diabetes Education Program and a member of the Institute of Medicine of the National Academies of Sciences. Among numerous awards he has received is the Banting Medal for Distinguished Service from the American Diabetes Association.

Dr. Gavin serves as a director for several organizations including Baxter International Inc. and Amylin Pharmaceuticals, Inc. and is a member of the Boards of Trustees for Duke University, Livingstone College and Emory University. He holds a B.S. in Chemistry from Livingstone College and a Ph.D. in Biochemistry from Emory University, and received his M.D. at Duke University School of Medicine.

Dr. Gavin will no longer be considered an independent director of MicroIslet, and will therefore no longer serve on the audit, compensation and nominating and governance committees. He will continue to serve on the executive committee.

In addition to the appointment of Dr. Gavin as interim President and CEO, John
J. Hagenbuch, currently a member of MicroIslet's Board of Directors, will become Chairman of the Board, and Bradley A. Geier, a director and member of the compensation and nominating and governance committees, has been appointed to the audit committee. John F. Steel IV, Founder and current Chairman and CEO, will remain a director, and will assume the title of Director of Corporate Development.


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John J. Hagenbuch has served as a director of MicroIslet since April 2005. He is co-founder and Chairman of M&H Realty Partners, which raised and manages several real estate opportunity funds for institutional investors. Prior to forming M&H in 1993, Mr. Hagenbuch was a General Partner of Hellman & Friedman, a private firm that initially provided strategic investment banking and financial advisory services to a number of large, public corporations, and then later raised and managed several private equity funds.

Before joining Hellman & Friedman as a partner in 1985, Mr. Hagenbuch spent nearly seven years at Salomon Brothers as a generalist investment banker. In addition to his current position at M&H Realty Partners, Mr. Hagenbuch is an active private equity investor and has served on the boards of a number of public and private companies as well as of not-for-profit organizations.

Mr. Hagenbuch is the brother-in-law of John F. Steel IV. He is also a partner of Bradley A. Geier in M&H Realty Partners. Mr. Hagenbuch completed his A.B. in Politics at Princeton University and his M.B.A. at Stanford University.

The company also announced that it has appointed Kevin A. Hainley as Interim CFO. Mr. Hainley was Chief Financial Officer and Secretary of Ontro, Inc., a San Diego-based public company, from 1996 to 2003. He has served as a financial and accounting consultant from 2004 to the present.

As a result of Dr. Gavin's appointment as interim President and CEO, he is no longer an independent director. The company has notified the American Stock Exchange that its board now has a majority of non-independent directors, and is therefore no longer in compliance with Section 121B(2)(c) of the Amex Company Guide requiring that the board have a sufficient number of directors such that at least 50% of directors are independent. The company received in response to its notification a warning letter from the Amex confirming that the company is not in compliance with such continuing listing standard, and giving the company until April 10, 2006 to regain compliance with the continuing listing standards. Amex has also informed the company that its stock symbol will become subject to the extension ".BC" to denote the company's non-compliance with the above listing standard. The extension will not change the company's trading symbol, but it will be disseminated as an extension whenever the company's trading symbol is transmitted with a quote or trade. The company is actively seeking an additional independent director, and upon such appointment and the effective date of Dr. Hartounian's resignation from the board, the company anticipates that it will regain compliance with the continuing listing standards of the American Stock Exchange.

ABOUT MICROISLET

MicroIslet is a biotechnology company engaged in the research, development, and commercialization of patented technologies in the field of transplantation therapy for people with insulin-dependent diabetes. MicroIslet's patented islet transplantation technology, exclusively licensed from Duke University, includes methods for isolating, culturing, cryopreservation, and immuno-protection (microencapsulation) of islet cells. MicroIslet is working to develop and commercialize a first product, called MicroIslet-P, a microencapsulated porcine islet cell suspension that will be used for transplantation in patients with insulin-dependent diabetes. Additional information about MicroIslet can be found at www.microislet.com.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS PRESS RELEASE, INCLUDING THE EXPECTATION OF DEVELOPMENT OF NEW THERAPEUTIC PRODUCTS, THE IMPACT OF MICROISLET'S PRODUCTS ON DIABETES PATIENTS, AND THE EXPECTATION OF APPOINTING AN ADDITIONAL INDEPENDENT DIRECTOR AND REGAINING COMPLIANCE WITH AMERICAN STOCK EXCHANGE CONTINUING LISTING STANDARDS, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE RISKS AND UNCERTAINTIES INHERENT IN MEDICAL TREATMENT DISCOVERY, DEVELOPMENT AND COMMERCIALIZATION, THE RISKS AND UNCERTAINTIES ASSOCIATED WITH MICROISLET'S EARLY STAGE XENOTRANSPLANTATION TECHNOLOGIES, THE RISKS AND UNCERTAINTIES OF GOVERNMENTAL APPROVALS AND REGULATION, DEPENDENCE ON THE MAYO FOUNDATION FOR MEDICAL EDUCATION AND RESEARCH AS A SOLE SOURCE SUPPLIER OF ANIMAL PARTS FOR PRE-CLINICAL AND CLINICAL STUDIES, MICROISLET'S NEED TO RAISE SUBSTANTIAL ADDITIONAL CAPITAL TO PROCEED THROUGH HUMAN CLINICAL TRIALS AND BRING ANY PRODUCT TO MARKET, THE RISKS THAT MICROISLET'S COMPETITORS WILL DEVELOP OR MARKET TECHNOLOGIES OR PRODUCTS THAT ARE MORE EFFECTIVE OR COMMERCIALLY ATTRACTIVE THAN MICROISLET'S PRODUCTS, THE POSSIBLE UNAVAILABILITY OF QUALIFIED INDEPENDENT DIRECTORS WHO AGREE TO SERVE, AND OTHER RISKS DETAILED FROM TIME TO TIME IN MICROISLET'S MOST RECENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. MICROISLET DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.

For more information, please visit our Web site at www.microislet.com. For further information, contact:

John F. Steel IV, Director of Corporate Development, MicroIslet Inc. +1-858-657-0287, info@microislet.com

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